UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____
FORM 8-K/A
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (d)
OF THE SECURITIES EXCHANGE ACT OF 1934
DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) JUNE 6, 2006

DSLA MORTGAGE LOAN TRUST 2006-AR1 (Exact name of Issuing Entity as specified in its charter)
GREENWICH CAPITAL ACCEPTANCE, INC. (Exact name of Depositor as specified in its charter)
GREENWICH CAPITAL FINANCIAL PRODUCTS, INC. (Exact name of Sponsor as specified in its charter)
GREENWICH CAPITAL ACCEPTANCE, INC. (Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	333-130961 (Commission File Number)	06-1199884 (IRS Employer ID Number)
600 Steamboat Road, Greenwich, CT	06830
(Address of principal executive offices)	(Zip Code)
Registrant’s Telephone Number, including area code:	(203) 625-2700
No Change (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(d) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events

This Current Report on Form 8-K/A is being filed to amend and supplement the Current Report on Form 8-K originally dated March 29, 2006, in connection with the issuance of DSLA Mortgage Loan Trust 2006-AR1 Mortgage Loan Pass-Through Certificates, Series 2006-AR1 in order to correct certain errors contained in Exhibit 9.01 to such Form 8-K.

Item 9.01.  Financial Statements and Exhibits.

(a)

Not applicable.

(b)

Not applicable.

(c)

Not applicable.

(d)

Exhibits:

23.1

Consent of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm of XL Capital Assurance Inc.

23.2

Consent of PricewaterhouseCoopers, Independent

Registered Public Accounting Firm of XL Financial Assurance Ltd.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREENWICH CAPITAL ACCEPTANCE, INC.,

By:/s/Shakti Radhakishun

Name:  Shakti Radhakishun

Title:    Senior Vice President

Dated:  June 6, 2006

EXHIBIT INDEX

Exhibit No.

Description

Page No.

23.1

Consent of PricewaterhouseCoopers LLP, Independent

Registered Public Accounting Firm of XL Capital Assurance Inc.

23.2

Consent of PricewaterhouseCoopers, Independent

Registered Public Accounting Firm of XL Financial Assurance Ltd.

Exhibit 23.1     Consent of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm of XL Capital Assurance Inc.

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

_____________

We hereby consent to the incorporation by reference in this Prospectus Supplement of DSLA Mortgage Loan Trust 2006-AR1 Mortgage Loan Pass-Through Certificates, Series 2006-AR1 comprising part of the Registration Statement (No. 333-127352), of our report dated March 7, 2006 relating to the financial statements of XL Capital Assurance Inc., which appears as Exhibit 99.1 in XL Capital Ltd’s Annual Report on Form 10-K for the year ended December 31, 2005.  We also consent to the reference to our Firm under the heading “Experts” in such Prospectus Supplement.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

New York, New York

March 22, 2006

Exhibit 23.2

Consent of PricewaterhouseCoopers, Independent Registered Public Accounting Firm of XL Financial Assurance Ltd.

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

_____________

We hereby consent to the incorporation by reference in this Prospectus Supplement of DSLA Mortgage Loan Pass-Through Certificates, Series 2006-AR1 comprising part of the Registration Statement (No. 333-127352) of our report dated March 7, 2006 relating to the financial statements of XL Financial Assurance Ltd, which appears as Exhibit 99.2 in XL Capital Ltd’s Annual Report on Form 10-K for the year ended December 31, 2005. We also consent to the reference to our Firm under the heading “Experts” in such Prospectus Supplement.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Chartered Accountants

Hamilton, Bermuda

March 22, 2006